Exhibit 99.77o

-----------------------------------------------------------------------------------------------------------------------------------
                      Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002

                                                                  DeAM

                                                       Scudder International Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                Security Purchased             Comparison Security          Comparison Security
-----------------------------------------------------------------------------------------------------------------------------------
Issuer                                                BSkyB                 Regal Entertainment Group            ExpressJet
-----------------------------------------------------------------------------------------------------------------------------------
Underwriters                              Goldman Sachs, Deutsche Bank  CS First Boston, Lehman, Bear    CS First Boston, Merrill
                                                                        Stearns, Saloman Smith Barney    Lynch, Raymond James,
                                                                                                         Saloman Smith Barney
-----------------------------------------------------------------------------------------------------------------------------------
Years of continuous operation, including              > 3 years                        > 3 years                       > 3 years
predecessors
-----------------------------------------------------------------------------------------------------------------------------------
Security                                           Common Stock                     Common Stock                    Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager or co-manager             Co-Manager                               No                              No
of offering?
-----------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer from which          Goldman Sachs                              N/A                             N/A
purchased
-----------------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                               Yes                              N/A                             N/A
-----------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                           5/15/2002                         5/9/2002                       4/23/2002
-----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering sold to            $          -                              N/A                             N/A
QIBs
-----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any concurrent           $ 2,451,202,812                    $ 342,000,000                   $ 480,000,000
public offering
-----------------------------------------------------------------------------------------------------------------------------------
Total                                           $ 2,451,202,812                    $ 342,000,000                   $ 480,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Public offering price                                    $ 9.78                          $ 19.00                         $ 16.00
-----------------------------------------------------------------------------------------------------------------------------------
Realized Gain/Loss on Sale of Security                      N/A                              N/A                             N/A
-----------------------------------------------------------------------------------------------------------------------------------
Unrealized Gain/Loss at 6/30/02                     ($58,853.50)                             N/A                             N/A
-----------------------------------------------------------------------------------------------------------------------------------
Price paid if other than public offering                    N/A                              N/A                             N/A
price
-----------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or commission                         0.20%                            6.75%                           6.38%
-----------------------------------------------------------------------------------------------------------------------------------
Total shares purchased                                  379,700                              N/A                             N/A
-----------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                                 $3,740,008                              N/A                             N/A
-----------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by fund                           0.15%                              N/A                             N/A
-----------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by associated                     0.09%                              N/A                             N/A
funds
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                     0.24%                              N/A                             N/A
-----------------------------------------------------------------------------------------------------------------------------------